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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 18, 1999



                             THE UNIMARK GROUP, INC.
               (Exact name of Registrant as specified in charter)




             Texas                       0-26096               75-2436543
  (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
        of incorporation)                                  Identification No.)



                    UniMark House
                  124 McMaking Road
                  Bartonville, Texas                        76226
      (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code: (817) 491-2992

                            ------------------------




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ITEM 2.  Acquisition or Disposition of Assets.

SALE OF SIMPLY FRESH FRUIT, INC.

         On November 2, 1999, The UniMark Group, Inc., a Texas corporation (the "Company"), issued a press release announcing that Simply Fresh Fruit, Inc., a California corporation and wholly-owned subsidiary of the Company ("SFFI"), had sold substantially all of SFFI's assets (the "Assets") to SFFI Company, Inc., a California corporation ("Buyer"), for approximately $3.6 million in cash and notes.

         The sale price for the Assets included approximately: (1) $666,667 in immediately available funds; (2) a $1,567,001 no interest 90 day secured note;
(3) a $1,100,000 secured note bearing interest at a rate of 8% per annum; (4) the forgiveness of the remaining payments under a certain covenant- not- to compete; and (5) the return to the Company of 68,182 shares of UniMark common stock.

         SFFI, a fruit processing company located in Los Angeles, primarily sells private label fruit salads to the food service industry and non-branded fresh-cut fruit.

ITEM 7.  Financial Information, Pro Forma Financial Information and Exhibits.

         (b)  Pro Forma Financial Information.

                  The pro forma financial information set forth in Part I, Item 1 of the registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999 is incorporated herein by reference.

         (c)  Exhibits.

                  Exhibit 99.1 -    Press Release, dated November 2, 1999,
                                    announcing that SFFI had sold substantially all of its assets to Buyer;

                  Exhibit 99.2 -    Asset Purchase Agreement by and between
                                    SFFI, Sam Perricone, the Sam Perricone
                                    Children's Trust - 1972 and Buyer;

                  Exhibit 99.3 -    Bill of Sale, Assignment and Assumption
                                    Agreement by and among Buyer and SFFI;

                  Exhibit 99.4 -    $1,567,001 non-interest bearing 90 Day
                                    Secured Note payable to the order of
                                    UniMark;

                  Exhibit 99.5 -    $1,100,000 Four Year Secured Note bearing
                                    interest at a rate of 8% per annum, payable to the order of UniMark;


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                  Exhibit 99.6  -   Security Agreement (Assets) by and Between
                                    Buyer and UniMark;

                  Exhibit 99.7  -   Guaranty Agreement by and between Sam
                                    Perricone and UniMark;

                  Exhibit 99.8  -   Non-Competition Agreement by and between
                                    SFFI, Buyer and UniMark;



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE UNIMARK GROUP, INC.
                                             (Registrant)


Date: November  18, 1999                By: /s/ Soren Bjorn
                                           ------------------------------------
                                                Soren Bjorn
                                                President, Chief Executive
                                                Officer and Secretary


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                                  EXHIBIT INDEX

       EXHIBIT                DESCRIPTION
       -------                -----------
         99.1   - Press Release, dated November 2, 1999, announcing that SFFI had sold substantially all of its assets to Buyer.

         99.2 - Asset Purchase Agreement by and between SFFI, Sam Perricone, the Sam Perricone Children's Trust - 1972 and Buyer.

         99.3 - Bill of Sale, Assignment and Assumption Agreement by and amoung Buyer and SFFI.

         99.4 - $1,567,001 non-interest bearing 90 Day Secured Note payable to the order of UniMark.

         99.5 - $1,100,000 Four Year Secured Note bearing interest at a rate of 8% per annum, payable to the order of UniMark.

         99.6   - Security Agreement (Assets) by and between Buyer and
                  UniMark.

         99.7   - Guaranty Agreement by and between Sam Perricone and UniMark.

         99.8   - Non-competition Agreement by and between SFFI Buyer and
                  UniMark